UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston,	Texas	77056
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2023 Annual General Meeting of Shareholders (the “Annual Meeting”) of Weatherford International plc (the “Company”) was held on June 15, 2023. At the Annual Meeting holders of 62,169,144 ordinary shares, nominal value $0.001 per share, or approximately 86.31%, of the 72,028,738 issued and outstanding ordinary shares entitled to vote at the Annual Meeting, were present in person or by proxies.
1.    The shareholders voted at the Annual Meeting as follows to elect each of the five nominees to serve a one-year term that is anticipated to expire at the Company’s 2024 Annual General Meeting of the Shareholders.

Name of Director	For	Against	Abstaining	Broker Non-Votes

Benjamin C. Duster, IV	54,732,994	3,243,411	590,244	3,602,495
Neal P. Goldman	40,719,135	17,257,145	590,369	3,602,495
Jacqueline C. Mutschler	55,114,800	2,861,658	590,191	3,602,495
Girishchandra K. Saligram	57,868,403	108,053	590,193	3,602,495
Charles M. Sledge	57,027,686	915,733	623,230	3,602,495
2.    The shareholders voted at the Annual Meeting as follows to: (a) ratify the appointment of (i) KPMG LLP as the Company’s independent registered public accounting firm and auditor for the financial year ending December 31, 2023 and (ii) KPMG Chartered Accountants, Dublin, as the Company’s statutory auditor under Irish law to hold office until the close of the Company’s 2024 Annual General Meeting of the Shareholders; and (b) authorize the Board of Directors of the Company, acting through the Audit Committee, to determine the auditors’ remuneration.

For	Against	Abstaining	Broker Non-Votes

61,340,555	114,623	713,966	—
3.    The shareholders voted at the Annual Meeting as follows to approve, on a nonbinding advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstaining	Broker Non-Votes

56,549,429	780,480	1,236,740	3,602,495

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: June 15, 2023	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer